UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2024

BIOTRICITY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40761	30-0983531
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

203 Redwood Shores Parkway, Suite 600

Redwood City, California 94065

(Address of Principal Executive Offices)

(650) 832-1626

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	BTCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 1, 2024, Biotricity Inc. (the “Company”), received a letter (the “Letter”) from the staff of The Nasdaq Capital Market LLC (the “Nasdaq Capital Market”) stating that Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock, and pursuant to which the trading of the Company’s securities was suspended at the open of business on August 5, 2024.

As previously reported, on August 4, 2023, Nasdaq Listing Qualifications Staff (the “Staff”) notified the Company that it no longer complied with the minimum $35 million market value of listed securities (“MVLS”) required for continued listing as set forth in Listing Rule 5550(b)(2). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until January 29, 2024, to regain compliance with MLVS. The deadline, on a further appeal to the Panel, was extended to July 29, 2024.

In connection with the Nasdaq delisting notice, Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (the “SEC”) after applicable appeal periods have lapsed. In the interim, the Company expects its common stock will be eligible for quotation on the OTC Pink Market under its existing symbol, “BTCY.”

The Company has 15 days after the date it received notice of the Panel’s decision to request that the Nasdaq Listing and Hearing Review Council review the decision, or the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after the Company was notified of the decision.

The Company has submitted an application to the OTCQB for quotation of its common stock, and plans to continue to file its required periodic reports and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2024

BIOTRICITY INC.

By:	/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer